SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) JUNE 28, 1999
                                                         -------------

                         THE BEAR STEARNS COMPANIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



DELAWARE                   FILE NO. 1-8989           13-3286161
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(State or other            (Commission File          (IRS Employer
jurisdiction of            Number)                   Identification
incorporation)                                       Number)



              245 PARK AVENUE, NEW YORK, NEW YORK           10167
             ------------------------------------------------------
             (Address of principal executive offices)    (zip code)



       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS
         ------------

Bear, Stearns Securities Corp. (BSSC), an indirect wholly owned subsidiary of The Bear Stearns Companies Inc. (the "Company"), has reached an agreement-in-principle with the Staff of the Securities and Exchange Commission resolving the Staff's investigation regarding the Company's stock clearing relationship with A. R. Baron, a former correspondent firm. The settlement is subject to definitive documentation and approval of a final cease and desist order and will require the payment of a fine of $5 million and further payments of $20 million to settle certain private claims. The settlement will have no material effect on the business or financial condition of BSSC or the Company.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Marshall J Levinson
                                           -------------------------------------
                                           Marshall J Levinson
                                           Controller and Assistant Secretary
                                           (Principal Accounting Officer)

Dated:  June 28, 1999


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